Debt	3 Months Ended
Mar. 31, 2024
Debt [Abstract]
DEBT

NOTE 11 — DEBT

Convertible Notes

At various dates during the first quarter of 2024, the Company issued Convertible Notes of $527,500 to meet our working capital requirements. The Notes convert to approximately 3.3 million common shares. The outstanding balance on Convertible Notes amounted to $527,500 and $0 as of March 31, 2024 and December 31, 2023, respectively.

Short-term Notes Payable

EF Hutton LLC

On February 1, 2024, the Company executed a Promissory Note with EF Hutton, totaling $2,200,000, to cover underwriters’ fees associated with the closure of the Company’s Merger with HBC. In the case of an event of default, this Note shall bear interest at a rate of 24% per annum until such event of default is cured. The principal amount of this Note is payable on designated dates, with $183,333 due on April 1, 2024, and subsequent payments of the same amount scheduled on the first business day of each following month until the final payment on March 1, 2025.

Loeb and Loeb LLP

On February 1, 2024, the Company executed a Promissory Note with Loeb and Loeb, totaling $540,000 for legal services provided to the Company in connection with the Company’s Merger with HBC. The principal and interest amount of this Note is payable in 12 equal monthly installments beginning on March 1, 2024. The Note bears implied interest of 23.5% per annum, resulting in total interest payments of approximately $127,000 over the term of the Note. The monthly installments include both principal and interest payments.

The outstanding balance on Short-term Notes Payable amounted to $2,188,769 and $0 as of March 31, 2024 and December 31, 2023, respectively.